Exhibit 99.1

For Immediate Release	Media Contact: Kelley Wright
January 25, 2008	KWright@khhcorp.com
713-647-4106

Kimball Hill Homes Announces Interim Agreement with Lenders

Discussions Regarding a Permanent Agreement Continue

Chicago-Ken Love, President and CEO of Kimball Hill Homes announced today that it has reached a limited duration waiver agreement with its lender group that extends until March 14, 2008. Kimball Hill expects to spend that time working towards a new extended term financing agreement with its banking group that appropriately reflects realities of the current economic environment.

The national home builder, which was not in compliance with several of its financing covenants, has been engaged in constructive discussions with its banking group since last year. This week, the lender group voted to grant Kimball Hill a limited duration waiver, allowing continued access to its credit facility and allowing additional time to reach a final agreement.

“We have always had an excellent, open and constructive relationship with our lenders,” says David Hill, principal stockholder and Executive Chairman. “I expect that our long term relationship with our banking group will be to our benefit as we work towards a longer term agreement in the coming weeks.”

In the meantime, business operations at Kimball Hill continue as usual. The Company continues to build and sell homes in 5 states — California, Nevada, Texas, Florida and Illinois.

“While our management team works with our banks on this financing agreement, it is business as usual for the balance of our associates and our customers throughout our 85 open communities,” said Ken Love, President and CEO. “In fact, we have just learned that our customer satisfaction levels, as measured by internal and external surveys, are the highest we have ever achieved. A strong commitment to our customers remains a central element of our strategy to weather the industry’s prolonged downturn.”

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Kimball Hill Homes, a recognized leader in the building industry and winner of numerous awards for design and quality, has been building on the Hill family tradition since 1939. Based in Rolling Meadows, IL, the company currently builds in 5 states and 11 major markets that include: Chicago, Houston, Dallas-Ft. Worth, Austin, San Antonio, Tampa, Sarasota-Bradenton, Naples-Marco Island, Las Vegas, Sacramento and Stockton. For more information about the company visit their award-winning web site at www.kimballhillhomes.com.

Forward Looking Statement:

Certain statements included in this announcement contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements represent our current expectations of forecasts of future events, and no assurance can be given that the results described in this announcement will be achieved.  You can identify these forward-looking statements by the fact that they do not relate strictly to historic or current facts.  They use words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “goal”, “intend”, “objective”, “plan”, “projection”, “seek”, “strategy”, or other words and terms of similar meaning.  Any or all of the forward-looking statements included in this announcement and in any other of our reports or public statements may not approximate actual experience, and the expectations derived from them may not be realized, due to known, or unknown risks and uncertainties.  Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements.  These factors include those items described in the following Item in Our Annual Report on Form 10-K:  Item 1, “Business”, Item 1A, “Risk Factors”, and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.  You should understand that it is not possible to predict or identify all such factors.  Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.  If any one or more of the assumptions underlying our forward-looking statements proves incorrect, then the company’s actual results, performance, or achievements could differ materially from those expressed in or implied by the forward-looking statements contained in the announcement.  Therefore, we caution you not to place undue reliance on these forward-looking statements.  We do not undertake any obligation or duty to update forward-looking statements.